                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                     TO THE HOLDERS OF:
  BANK OF                  Corporate Bond-Backed Certificates
   NEW                     Series 1997-BELLSOUTH-1
  YORK                     Class A-1 Certificates
                                   CUSIP NUMBER: 219-87H-AL9


In accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period
ending:    January 16, 2007


INTEREST ACCOUNT
----------------
Balance as of July 17, 2006                                                                            $0.00
      Schedule Income received on securities....................................                 $897,763.00
      Unscheduled Income received on securities.................................                       $0.00
      Interest Received on sale of Securities...................................                       $0.00
LESS:
      Distribution to Class A-1 Holders.................................       $894,763.00
      Trustee Fees......................................................         $2,250.00
      Fees allocated for third party expenses...........................           $750.00
Balance as of January 16, 2007                                                    Subtotal             $0.00


PRINCIPAL ACCOUNT
-----------------
Balance as of July 17, 2006                                                                            $0.00
      Scheduled Principal payment received on securities........................                 $879,237.00
      Principal received on sale of securities..................................                       $0.00
LESS:
      Distribution to Class A-1 Holders.................................       $879,237.00
Balance as of January 16, 2007                                                    Subtotal             $0.00
                                                                                   Balance             $0.00

             UNDERLYING SECURITIES HELD AS OF:    January 16, 2007
                 $50,000,000 7.12% Debentures due July 15, 2097


                                   Issued by
                                   ---------
                            BELLSOUTH CAP FDG CORP

                              CUSIP#: 079-857-AF5